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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 27, 2004



                                THE TORO COMPANY
             (Exact name of registrant as specified in its charter)


        DELAWARE                    1-8649                     41-0580470
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                          Identification Number)


                            8111 LYNDALE AVENUE SOUTH
                          BLOOMINGTON, MINNESOTA 55420
                        TELEPHONE NUMBER: (952) 888-8801

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


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Item 11.   Temporary Suspension of Trading Under Registrant's Employee Benefit
           Plans

                    The Toro Company ("Toro") has elected to change administrative service providers for The Toro Company Investment, Savings, and Employee Stock Ownership Plan and The Toro Company Profit Sharing Plan for Plymouth Union Employees; and Hahn Equipment Co., a wholly owned subsidiary of Toro, has elected to change administrative service providers for The Hahn Equipment Co. Savings Plan for Union Employees. As a result of these changes, there will be a blackout period in which participants under these plans temporarily will be unable to engage in transactions involving Toro common stock, par value $1.00 per share, and related preferred share purchase rights, or associated derivative securities, held in their individual accounts. During the blackout period, participants under these plans will not be able to change investments of their contributions, reallocate investments of existing balances in their individual accounts, or obtain distributions. The blackout period is expected to begin on August 30, 2004 and end on September 7, 2004. Toro received notice of the blackout period from each of the administrators under the plans pursuant to Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 on July 27, 2004.

                    Pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 (b) (2) (i) (B) of the Securities and Exchange Commission's Regulation BTR, on July 27, 2004, Toro provided written notice of the upcoming blackout period to its directors and executive officers notifying them that during the blackout period, they may not, directly or indirectly, purchase, sell or otherwise acquire or transfer any shares of Toro common stock and related preferred share purchase rights, or associated derivative securities, if those securities were acquired in connection with their service or employment as a director or executive officer of Toro. A copy of the notice provided to Toro's directors and executive officers is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

                    The person designated by Toro to respond to inquiries about the blackout period is J. Lawrence McIntyre, Vice President, Secretary and General Counsel, The Toro Company, 8111 Lyndale Avenue South, Bloomington, Minnesota 55420, (952) 887-8059.






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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE TORO COMPANY
                                            (Registrant)

Date:  July 27, 2004                      By /s/ J. Lawrence McIntyre
                                             -----------------------------------
                                             J. Lawrence McIntyre
                                             Vice President, Secretary and
                                             General Counsel




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION

99.1 Notice to Board of Directors and Executive Officers of The Toro Company Regarding Upcoming Blackout Period Under Employee Benefit Plans